Exhibit 99(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of TRW Inc. (the “Company”) on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Plant, one of the Principal Executive Officers of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John C. Plant

John C. Plant
President and Chief Executive Officer
TRW Automotive
(Principal Executive Officer)
September 3, 2002